SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                 FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 1997

     First Deposit National Bank on behalf of the First Deposit Master Trust
               (Issuer in respect of the First Deposit Master Trust
                  5.75% Asset-Backed Certificates, Series 1993-2
               Remarketed Asset-Backed Certificates, Series 1993-3
                  6.90% Asset-Backed Certificates, Series 1994-1
             Floating Rate Asset-Backed Certificates, Series 1995-1
                  6.05% Asset-Backed Certificates, Series 1995-2
           Floating Rate Asset-Backed Certificates, Series 1996-1)
           _________________________________________________________
             (Exact name of registrant as specified in charter)


                                          33-59922
                                          33-84844
   United States of America               33-99462             02-0118519
____________________________            ____________          ______________
 (State or other jurisdiction of         (Commission           (I.R.S. Employer
  incorporation or organization)          File No.)          Identification No.)


            295 Main Street
         Tilton, New Hampshire                                03276
___________________________________________                 ________________
   (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code: (603) 286-4348


                   Not Applicable
___________________________________________________________
(Former name or former address, if changed since last report)


Item 5.  Other Events.


Exhibit 19.1 Monthly Statement for the 5.75% Asset-Backed Certificates, Series 1993-2 with respect to the January 15, 1997 Distribution Date.

Exhibit 19.2 Monthly Statement for the 6.90% Asset-Backed Certificates, Series 1994-1 with respect to the January 15, 1997 Distribution Date.

Exhibit 19.3 Monthly Statement for the Floating Rate Asset-Backed Certificates, Series 1995-1 with respect to the January 15, 1997 Distribution Date.

Exhibit 19.4 Monthly Statement for the 6.05% Asset-Backed Certificates, Series 1995-2 with respect to the January 15, 1997 Distribution Date.

Exhibit 19.5 Monthly Statement for the Floating Rate Asset-Backed Certificates, Series 1996-1 with respect to the January 15, 1997 Distribution Date.

                                    Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on behalf of the First Deposit Master Trust by the undersigned hereunto duly authorized.

                                   FIRST DEPOSIT MASTER TRUST

                                   By: FIRST DEPOSIT NATIONAL BANK,
                                        Servicer


                                   By:       /s/ David J. Petrini
                                            ________________________________
                                            David J. Petrini
                                            Senior Vice President and
                                            Senior Financial Officer


Date:   January 15, 1997


                               EXHIBIT INDEX


       Exhibit No.

       19.1 Monthly Statement for the 5.75% Asset-Backed Certificates, Series 1993-2 with respect to the January 15, 1997 Distribution Date.

       19.2 Monthly Statement for the 6.90% Asset-Backed Certificates, Series 1994-1 with respect to the January 15, 1997 Distribution Date.

       19.3 Monthly Statement for the Floating Rate Asset-Backed Certificates, Series 1995-1 with respect to the January 15, 1997 Distribution Date.

       19.4 Monthly Statement for the 6.05% Asset-Backed Certificates, Series 1995-2 with respect to the January 15, 1997 Distribution Date.

       19.5 Monthly Statement for the Floating Rate Asset-Backed Certificates, Series 1996-1 with respect to the January 15, 1997 Distribution Date.